UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-08346

Morgan Stanley Eastern Europe Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2013

Date of reporting period:	March 28, 2013

Item 1.  Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley Eastern Europe Fund, Inc.

Portfolio of Investments

First Quarter Report

March 28, 2013 (unaudited)R

	Shares	Value (000)
Common Stocks (98.8%)

Austria (2.5%)

Insurance
Vienna Insurance Group AG Wiener Versicherung Gruppe	32,876	$1,592

Czech Republic (2.8%)

Electric Utilities
CEZ AS	27,081	792

Textiles, Apparel & Luxury Goods
Pegas Nonwovens SA	38,700	978
		1,770
Hungary (3.2%)

Pharmaceuticals
Richter Gedeon Nyrt	14,322	2,003

Poland (23.4%)

Air Freight & Logistics
Integer.pl SA (a)	11,464	662

Commercial Banks
Alior Bank SA (a)	69,790	1,490
Bank Pekao SA	44,211	2,131
Bank Zachodni WBK SA	19,078	1,476
		5,097
Diversified Telecommunication Services
Telekomunikacja Polska SA	341,424	699

Food & Staples Retailing
Eurocash SA	111,911	1,826
Jeronimo Martins SGPS SA	75,412	1,469
		3,295
Insurance
Powszechny Zaklad Ubezpieczen SA	10,230	1,269

Oil, Gas & Consumable Fuels
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	885,339	1,503

Textiles, Apparel & Luxury Goods
LPP SA	1,368	2,373
		14,898
Romania (2.4%)

Diversified Financial Services
Fondul Proprietatea SA	8,140,549	1,506

Russia (61.0%)

Commercial Banks
Sberbank of Russia	2,407,582	7,636

	Shares	Value (000)
Energy Equipment & Services
Eurasia Drilling Co., Ltd. GDR	67,610	$2,400

Food & Staples Retailing
X5 Retail Group N.V. GDR (a)	36,398	611

Information Technology Services
IBS Group Holding Ltd. GDR	38,183	852

Internet Software & Services
Mail.ru Group Ltd. GDR (b)	57,000	1,579
Yandex N.V., Class A (a)(c)	79,200	1,831
		3,410
Metals & Mining
MMC Norilsk Nickel OJSC ADR	153,800	2,598

Oil, Gas & Consumable Fuels
Gazprom OAO ADR	457,501	3,912
Lukoil OAO ADR	144,927	9,333
Rosneft OAO (Registered GDR)	377,700	2,882
TNK-BP Holding	913,888	1,108
		17,235
Wireless Telecommunication Services
MegaFon OAO GDR (a)(b)	68,938	2,137
Mobile Telesystems OJSC ADR	91,927	1,907
		4,044
		38,786
United States (3.5%)

Information Technology Services
EPAM Systems, Inc. (a)(c)	97,118	2,256

Total Common Stocks (Cost $60,254)		62,811

Short-Term Investments (1.6%)

Securities held as Collateral on Loaned Securities (0.5%)

Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (d)	301,813	302

	Face Amount (000)
Repurchase Agreement (0.1%)
Barclays Capital, Inc., (0.15%, dated 3/28/13, proceeds $35, due 4/1/13; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.38% - 0.50% due 2/15/16 - 7/31/17; valued at $35)	$35	35
Total Securities held as Collateral on Loaned Securities (Cost $337)		337

	Shares	Value (000)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (d) (Cost $697)	696,743	$697
Total Short-Term Investments (Cost $1,034)		1,034
Total Investments (100.4%) (Cost $61,288) Including $325 of Securities Loaned +		63,845
Liabilities in Excess of Other Assets (-0.4%)		(273)
Net Assets (100.0%)		$63,572

R	March 28, 2013 represents the last business day of the Fund’s quarterly period.
(a)	Non-income producing security.
(b)	144A security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(c)

All or a portion of this security is on loan. The value of loaned securities and related collateral outstanding at March 28, 2013 were approximately $325,000 and $337,000, respectively. The Fund received cash collateral of approximately $337,000 which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class as reported in the Portfolio of Investments. As of March 28, 2013, there was uninvested cash of less than $500 which is not reflected in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d)

The Fund invests in the Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by the Liquidity Funds with respect to assets invested by the Fund in the Liquidity Funds.

+

At March 28, 2013, the U.S. Federal income tax cost basis of investments was approximately $61,288,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was approximately $2,557,000 of which approximately $9,855,000 related to appreciated securities and approximately $7,298,000 related to depreciated securities.

ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
OJSC	Open Joint Stock Company.

Morgan Stanley Eastern Europe Fund, Inc.

Notes to the Portfolio of Investments • March 28, 2013 (unaudited)

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices.  In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) an equity portfolio security traded on foreign exchanges, the latest reported sales price (or the exchange official closing price if such exchange reports an official closing price) or the mean between the last reported bid and asked prices may be used if there were no sales on a particular day or the latest bid price may be used if only bid prices are available; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors (the “Directors”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”).  If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurements and Disclosures” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of March 28, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$662	$—	$—	$662
Commercial Banks	5,097	7,636	—	12,733
Diversified Financial Services	1,506	—	—	1,506
Diversified Telecommunication Services	699	—	—	699
Electric Utilities	792	—	—	792
Energy Equipment & Services	2,400	—	—	2,400
Food & Staples Retailing	3,906	—	—	3,906
Information Technology Services	3,108	—	—	3,108
Insurance	2,861	—	—	2,861
Internet Software & Services	1,831	1,579	—	3,410
Metals & Mining	2,598	—	—	2,598
Oil, Gas & Consumable Fuels	15,550	3,188	—	18,738
Pharmaceuticals	2,003	—	—	2,003
Textiles, Apparel & Luxury Goods	3,351	—	—	3,351
Wireless Telecommunication Services	1,907	2,137	—	4,044
Total Common Stocks	48,271	14,540	—	62,811
Short-Term Investments
Investment Company	999	—	—	999
Repurchase Agreement	—	35	—	35
Total Short-Term Investments	999	35	—	1,034
Total Assets	$49,270	$14,575	$—	$63,845

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of March 28, 2013, securities with a total value of approximately $36,715,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

As of March 28, 2013, a security with a total value of approximately $2,137,000 transferred from Level 1 to Level 2. The security, that was valued using other significant observable inputs at March 28, 2013, was valued using an unadjusted quoted price at December 31, 2012

Item 2.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Eastern Europe Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
May 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
May 21, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 21, 2013